Exhibit 99.2

ACHM Phase 1/2 Clinical Trial: 3-month pediatric data analysis

Forward-Looking Statements This release contains forward-looking statements that reflect AGTC’s plans, estimates, assumptions and beliefs, including statements about the potential of the Company’s late-stage development program in Achromatopsia (ACHM), including the potential for the clinical development of AGTC-401 at the second highest dose, the continued favorable safety profile, the timing of any discussions with the FDA, and its ability to continue the clinical development of AGTC-401. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: gene therapy is still novel with only a few approved treatments so far; AGTC cannot predict when or if it will obtain regulatory approval to commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials and the regulatory review process; risks and uncertainties associated with drug development and commercialization; risks and uncertainties related to funding sources for our development programs; the direct and indirect impacts of the ongoing COVID-19 pandemic on the Company’s business, results of operations, and financial condition; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading “Risk Factors” in our most recent annual report on Form 10-K and subsequent periodic reports filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management’s plans, estimates, assumptions and beliefs only as of the date of this release. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Summary 3 • ACHMB3 data continues to support advancement of clinical development – Full data analysis follows • ACHMA3 data does not support advancement of clinical development even in pediatric patients

Key Takeaways 4 Safety: Both ACHMA3 and ACHMB3 – Adults: favorable safety profile through the highest dose (3.2E+12 vg/ml) in all patients across trials – Peds: favorable safety profile through the 2nd highest dose (1.1E+12 vg/ml) • Highest dose led to severe ocular inflammation in both trials with three previously reported SUSARs • Inflammation has resolved in two of the SUSARS and is resolving in the third with BCVA back to baseline for all three Efficacy: ACHMB3 – Adults: • Consistent with previous reports there are responders in visual sensitivity, light discomfort, and Quality of Life Survey; especially in the 1.1E+12 vg/ml dose, Group 5 • In responders, the improvement in visual sensitivity was robust and durable – Pediatrics: • In the relevant Group 5, two pediatric patients had robust improvements in visual sensitivity • Consistent with adult data, improvements in BCVA and light discomfort may improve with time agtc

Achromatopsia Overview (ACHM) OVERVIEW • Approximately 27,000 patients in US and EU affected • AGTC focused on A3 and B3 gene mutations – B3 accounts for approximately 50% or 14,000 patients – A3 accounts for approximately 25% or 7,000 patients • loss Severely of cone impaired photore vision ceptor and function day blindness due to • No current treatments IMPACT • Extremely poor vision, legally blind • Extreme light sensitivity (day blind) • Complete loss of color discrimination The bright light makes it really hard for him, so he tends to freeze up and doesn’t want to walk anywhere because he’s afraid he might injure himself He . gets more cautious in new or bright environments.”

ACHMB3 Trial Overview: Dose Escalation and Age De-escalation DOSE LEVEL VG/ML Group 6 Group 6a 3.2E+12 PAUSE PAUSE N = 4 Pediatric: 3 Group 5 Group 5a 1.1E+12 PAUSE PAUSE N = 3 Pediatric: 4 Group 0 Group 3 Group 4 3.6E+11 PAUSE PAUSE N= 4 N= 4 Pediatric: 3 Group 2 1.2E+11 PAUSE N=4 Group 1 4.0E+10 N= 2 Total number of patients: 21 adults, 10 pediatrics PAUSE DSMC Review

ACHMB3 Baseline Patient Demographics N = 31 Male Female 15 16 48% 52% <18 yrs ≥18 yrs 10 21 32% 68% Baseline, mean (SD) Study Eye Fellow Eye BCVA 40.0 (8.4) 41.5 (8.5) Mean Sensitivity1 5.3 (5.2) 5.0 (3.6) Light Discomfort2 0.9 (0.7) 0.9 (0.7)

Safety Summary Across Both ACHMB3 and ACHMA3 8 • Favorable vg/ml) and safety in pediatric profile patients in all adult through patients the through second highest the highest dose dose (1.1E+12 (3.2E+12 vg/ml) – No dose limiting toxicities (DLTs) observed in adult patients at any dose – DLTs only observed in the highest dose in pediatric patients • 1 SUSAR in B3, 2 in A3 (all previously reported) • Response to adjusted steroid regimen reported with intraocular inflammation resolved or significantly improving and BCVA returning to baseline – Below the DLT dose level • No endophthalmitis • No drug-related SAEs reported in B3 or A3 • No injection-related SAEs in B3; one reported in A3 (macular hole), resolved • Similar safety profiles observed in pediatric and adult patients – Most frequently reported ocular AE below the DLT dose level, related to study agent, was vitreal cells (3/7 peds vs 11/21 adults in B3; 2/6 peds vs 7/16 adults in A3), Grade 1-2 and non-serious agtc

Group 5a and 6a Pediatrics: Ability to Complete Assessments ACHMB3 (n=7) Test performed (Yes or No) Dose Subject Age BCVA Visual Sensitivity Light Discomfort Patient 27 7 Y Y Y Patient 28 5 Y N Y 1.1E+12 vg/ml Patient 29 5 Y N Y Patient 26 17 Y Y Y Patient 30 7 Y Y Y 3.2E+12 vg/ml Patient 31 5 Y N Y Patient 32 6 Y N Y

Efficacy Endpoint Discussion

ACHMB3 Overall Efficacy Data Summary for Top Doses Dose (vg/mL) Subject ID Age** BCVA Visual Sensitivity* Light Discomfort Quality of Life 3.6E+11; Group 4 Patient 11 21 R Patient 12 21 Patient 13 61 R Patient 14 57 Patient 18 17 0 Patient 21 16 R 3 Patient 24 12 R R 0 1.1E+12; Patient 16 53 R R 5 Group 5 Patient 17 39 R 0 Patient 19 27 R 3 Patient 26 17 R 3 Patient 27 7** R 1 Patient 28 5** Unable to complete test 3 Patient 29 5** R Unable to complete test 2 3.2E+12; Group 6 Patient 20 18 R 0 Patient 22 37 R 1 Patient 23 27 R R 3 Patient 25 52 1 Patient 30 7** 1 Patient 31 5 ** R NA 1 Patient 32# 6 ** NA 2 *As assessed by improvement in mean sensitivity across treated area of these 5 where also responders of at least 7 dcb at 4-5 loci. **Six pediatric patients with 3 month data, remainder of patients with 12 month data. # Only 31 patients were actually dosed, but one patient, number 5, was enrolled but not dosed.

ACHMB3 Overall Data Summary for Top Doses 12 Dose (vg/mL) Subject ID Age BCVA Visual Sensitivity* Light Discomfort Quality of Life 3.6E+11; group 4 Patient 11 21 R Patient 12 21 Dose (vg/mL) Subject ID Age BCVA Visual Sensitivity* Light Discomfort Quality of Life 1.1E+12; Patient 16 53 R R 5 Group 5 Patient 17 39 R 0 Patient 19 27 R 3 Patient 26 17 R 3 Patient 27 7 R 1 Patient 28 5 Unable to complete test 3 Patient 29 5 R Unable to complete test 2 Patient 25 52 1 Patient 30 7 1 Patient 31 5 R NA 1 Patient 32 6 NA 2 *As assessed by improvement in mean sensitivity across treated area of these 5 where also responders of at least 7 dcb at 4-5 loci.

Patient Anecdotes Reinforce 13 Response in Dose Group 5 Patient is loving soccer and their foot coordination has really taken off recently. The patient pointed out some boats far away in the water at the beach. The patient has been taking off their red Mom mentioned that they have been tinted glasses at dusk. 7yr old. practicing matching color cards and he has been able to identify the colors 50% more in his treated eye vs the untreated eye. Mom says he squints less outdoors now. 5yr old. Patient would love to get a No improvements yet. 27 yr old. second eye treated, went to a hockey game and from upper stadium noticed that he could see the player numbers on the jerseys. 17 yr old. No more tinted contacts and dark tinted sunglasses outside, I can see At three different visits the parents stated: boats in bright light on the water, I notices better coordination of stairs and can see bicycles coming, Its easier to curbs even in bright sunlight and in distinguish different colors in my unfamiliar places. 5yr old. closet. 53 yr old. Recent Patient Anecdotes as Reported by Principal Investigators; Anecdotes not indicative of entire patient population. agtc

VS: Mean Change Group 5 Responders Remains Compelling Patients 16, 19, 26, 27 Pediatric and Adult Dose (1e12vg/ml)—CFB Mean Sensitivity Responders Based on RC (2.2) 10 8 6 Baseline Treated from 4 Untreated Threshold Change 2 0 n = 4 n = 4 n = 4 n = 4 n = 2 n = 3 n = 3 -2 Baseline Month Month Month Month 3 6 9 12 Patients 16, 26, 27* Pediatric and Adult Dose (1e12vg/ml)—CFB Mean Sensitivity Responders Based on 7dB/5 loci 10 8 6 Baseline Treated from 4 Untreated Threshold Change 2 0 n = 3 n =3 n = 3 n = 3 n = 1 n = 2 n = 3 -2 Baseline Month Month Month Month 3 6 9 12 *also includes Patient 27, which responded at 7dB/4 loci    Note: does not include responders from group 4 (n=1) and group 6 (n=1)

Group 5 Responders Patient 16, 19, 26 and 27

Static Perimetry Light Discomfort Assessment Line plot of mean within bleb loci sensitivity LDT2 20 3 2 10 1 0 10lux Log 0 -10 Treated Treated -1 Untreated Untreated Threshold -20 -2 Baseline Month 3 Month 6 Month 9 Month 12 Baseline Month 3 Month 6 Month 9 Month 12 Histogram plots of visual field change in loci sensitivity LDT1 3 20 Treated 2 15 Untreated Loci Threshold 1 of    10lux Number 10 Log 0 Treated 5 -1 Untreated Threshold -2 0 -7db -5db -3db -1db 1db 2db 3db 4db 5db 6db 7db Baseline Month 3 Month 6 Month 9 Month 12

Patient 16: Increase in VS and size of field 17 Baseline Month 3 Month 9 Month 12 EYE TREATED EYE UNTREATED

Patient 19: Visual Field Responders (RC) and QOL Survey QOL Survey: 3 of 8 questions improved from baseline Age 27 Dose Group 1.1E+12 Study Eye OS OD: 38 Baseline VA OS: 41 Static Perimetry Line plot of mean within bleb loci sensitivity 10 0 -10 Treated Untreated -20 Baseline Month 3 Month 6 Month 9 Month 12 Histogram plots of visual field change in loci sensitivity 20 Treated 15 Untreated Loci Threshold of Number 10    0 -7db -5db -3db -1db 1db 2db 3db 4db 5db 6db 7db 18 Light Discomfort Assessment LDT2 3 Treated 2 Untreated Threshold 10lux 1 Log 0 -1 -2 Baseline Month 3 Month 6 Month 9 Month 12 LDT1 3 Treated 2 Untreated Threshold 10lux 1 Log 0 -1 -2 Baseline Month 3 Month 6 Month 9 Month 12

Patient 19: Increase in VS Baseline Month 3 Month 6 Month 12 EYE TREATED EYE UNTREATED

Patient 26: Visual Field Responder Static Perimetry Light Discomfort Assessment Line plot of mean within bleb loci sensitivity LDT2 7dB/5loci, RC and 20 3 Treated 2 Untreated QOL Surve y 10 Threshold 1 0 10lux QOL Survey: 3 of 8 Log 0 questions improved -10 Treated -1 Untreated from baseline -20 -2 Baseline Month 3 Month 6 Month 9 Month 12 Baseline Month 3 Month 6 Month 9 Month 12 Histogram plots of visual field change in loci sensitivity LDT1 3 Age 17 Treated 20 Treated Untreated 2 Threshold Dose Group 1.1E+12 15 Untreated Loci Threshold 1 of    10lux Study Eye OD Number 10 Log 0 OD: 46 Baseline VA OS: 46 5 -1 -2 0 -7db -5db -3db -1db 1db 2db 3db 4db 5db 6db 7db Baseline Month 3 Month 6 Month 9 Month 12

Patient 26: Increase in VS and size of field 21 Baseline Month 3 Month 6 Month 12 EYE TREATED EYE UNTREATED

Patient 27: Visual Field Responder Static Perimetry Light Discomfort Assessment Line plot of mean within bleb loci sensitivity LDT2 7dcb/4 loci, RC, 20 3 Treated Untreated 2 and QOL Survey 10 Threshold 1 0 10lux QOL Survey: 1 of 8 Log 0 questions improved -10 Treated -1 Untreated from baseline -20 -2 Baseline Month 3 Month 6 Month 9 Month 12 Baseline Month 3 Month 6 Month 9 Month 12 Histogram plots of visual field change in loci sensitivity LDT1 3 Age 7 20 Treated Treated Untreated 2 Untreated T hreshold Dose Group 1.1E+12 Loci 15 Threshold 1 of    10lux Study Eye OD Numb er 10 Log 0 OD: 42 5 -1 Baseline VA OS: 40 -2 0 -7db -5db -3db -1db 1db 2db 3db 4db 5db 6db 7db Baseline Month 3 Month 6 Month 9 Month 12

Patient 27: Increase in VS and size of field Baseline Month 3 EYE TREATED Note: The kind of filter used d uring this testing procedure was not the same as used for all other patients resulting in the muc h darker colors. EYE UNTREATED

Conclusions • This interim analysis provides additional support of a favorable risk/benefit profile – A favorable safety profile was seen in adults through the highest dose (3.2E+12 vg/ml) in all patients and through the second highest dose in pediatrics (1.1E+12 vg/ml) • Significant intraocular inflammation was seen at the highest dose in pediatrics that was controllable with steroids • A higher response rate was seen in higher dose levels with robust improvements in visual sensitivity among responders – Consistent with previous reports in ACHMB3 adults, we saw responders in visual sensitivity, light discomfort, and Quality of Life survey, especially in Group 5 (1.1E+12 vg/ml) • In responders, improvement in visual sensitivity was robust and durable – In the 1.1E+12 vg/ml dose group in ACHMB3 pediatrics, 2 patients had robust improvements in visual sensitivity, with very young patients having difficulty completing this testing • Consistent with adult data, improvements in BCVA and light discomfort may improve with time • Insights gained to be incorporated into next steps in clinical development

Question and Answer Period

Summary Post Q&A • We and have shows identified improvements a dose, in 1 .visual 1 E+12 function vg/ml that across is generally several measures safe and well tolerated • We expect feedback from the FDA in the 1H of 2022 • We thank the patients, investigators and the entire AGTC team for their support

ACHM Phase 1/2 Clinical Trial: 3-month pediatric data analysis